UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):       November 8, 2004


                                SCAN-OPTICS, INC.

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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                     000-05265               06-0851857
        --------                     ---------               ----------
(State or other jurisdiction        (Commission             (I.R.S. Employer
      of incorporation)             File Number)            Identification No.)


          169 Progress Drive, Manchester, CT                    06040
        --------------------------------------                --------
       (Address of principal executive offices)              (Zip Code)



   Registrant's telephone number, including area code:        (860) 645-7878
   ---------------------------------------------------        ---------------


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On November 8, 2004, Logan Clarke, Jr. accepted the appointment of the Board of Directors of Scan-Optics, Inc. (the "Company") to serve as a Class III director of the Board until the 2006 annual meeting of stockholders and until his successor has been elected and qualified and to serve as a member of the Company's audit committee. Mr. Clarke was appointed to fill one of the vacancies on the Board of Directors resulting from the expansion of the number of members of the Board of Directors from eight to nine and the resignations of three directors in connection with the Company's recent recapitalization, as described in the Company's Form 8-K filed with the Securities and Exchange Commission on August 6, 2004. Mr. Clarke previously served as a director of the Company and his record of attention to the business of the Company and his qualifications to serve as a director of the Company are well known to many of the current directors.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SCAN-OPTICS, INC.




                                          By:
                                              ----------------------------
                                          Name:   Peter H. Stelling
                                          Title:  Chief Financial Officer,
                                                  Vice President and
                                                  Treasurer



Date:  November 10, 2004





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